September 25, 2012

KEYSTONE LARGE CAP GROWTH FUND

A series of Keystone Mutual Funds

Supplement to
Prospectus dated October 30, 2011 as supplemented December 9, 2011

Cornerstone Capital Management, Inc. (“Cornerstone Inc.”) currently serves as investment adviser to the Keystone Large Cap Growth Fund (the “Fund”), which is a series of the Keystone Mutual Funds (the “Trust”).  Cornerstone Inc. has entered into an agreement with New York Life Investment Management LLC (“NYLIM”), its affiliate Madison Square Investors LLC, the shareholders of Cornerstone Inc. and the newly-formed Cornerstone Capital Management LLC (“Cornerstone LLC”) pursuant to which Cornerstone Inc. will transfer its assets and liabilities to Cornerstone LLC and the NYLIM affiliate will initially acquire ownership of approximately 31.55% of the equity interests in, and 50.20% of the voting rights with respect to, Cornerstone LLC.  Thus, upon completion of the transaction, Cornerstone LLC will become an affiliate of NYLIM.  The closing of the transaction is expected to occur in January 2013, and is subject to certain customary approvals and other conditions.  There is no assurance that the transaction will be consummated as contemplated or that necessary approvals will be obtained.

In connection with the transaction, the Trust’s Board of Trustees was asked to consider and approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Fund.  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the MainStay Cornerstone Growth Fund (the “New Fund”), which will be a newly-created series of MainStay Funds Trust, an open-end registered investment management company.  The Fund’s Board of Trustees approved the Plan of Reorganization on September 25, 2012.

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders of record as of September 27, 2012.  If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about January 11, 2013, if shareholders approve, Cornerstone Inc. or Cornerstone LLC will continue to manage the Fund in the ordinary course.  After the Reorganization, NYLIM will serve as investment adviser for the New Fund and Cornerstone LLC will serve as sub-adviser for the New Fund.  The New Fund will be managed pursuant to substantially the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  Cornerstone Inc. and Cornerstone LLC have agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement for future reference.